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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

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                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 19, 2004

                              --------------------

                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
                DELAWARE                                 72-1440714
        (State of Incorporation)            (I.R.S. Employer Identification No.)

  400 E. KALISTE SALOOM RD., SUITE 6000
          LAFAYETTE, LOUISIANA                             70508
(Address of principal executive offices)                (Zip code)
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                        Commission File Number: 0-019020

       Registrant's telephone number, including area code: (337) 232-7028


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                       1

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 14, 2004, PetroQuest Energy, Inc. (the "Company") announced the acquisition of interests in certain natural gas properties located in Oklahoma for $13.5 million. This press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

         On October 14, 2004, the Company entered into the Fourth Amendment to Amended and Restated Credit Agreement with Bank One, N.A., as agent for the lenders. The amendment increases the borrowing base on the Company's existing revolving credit facility from $25 million to $38 million, and increases the monthly reductions in borrowing base capacity from $1.5 million per month to $2 million per month for the months of February, March and April 2005. The credit facility's maturity date remains May 14, 2006.

         Additionally, on October 14, 2004, the Company amended its subordinated term credit facility with Macquarie Bank Limited increasing the debt threshold covenant from $45 million to $60 million. The facility's maturity date remains November 30, 2006.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired:

             NONE

         (b) Pro Forma Financial Information:

             NONE

         (c) Exhibits:

             10.1 Fourth Amendment to Amended and Restated Credit Agreement dated as of October 14, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc. and Bank One, N.A., individually as a lender and an agent.

             10.2 Third Amendment to Second Lien Secured Credit Agreement dated as of October 14, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc., and Macquarie Bank Limited, as administrative agent for the lenders.

             99.1     Press Release dated October 14, 2004.

                                       2
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PETROQUEST ENERGY, INC.


Date:  October 19, 2004                 By: /s/ Daniel G. Fournerat
                                           -------------------------------------
                                            Daniel G. Fournerat
                                            Senior Vice President, General
                                            Counsel and Secretary


                                       3
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                                 EXHIBIT INDEX

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            EXHIBIT
            NUMBER                       DESCRIPTION
            -------                      -----------
             10.1     Fourth Amendment to Amended and Restated Credit Agreement
                      dated as of October 14, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc. and Bank One, N.A., individually as a lender and an agent.

             10.2 Third Amendment to Second Lien Secured Credit Agreement dated as of October 14, 2004 by and between PetroQuest Energy, LLC, PetroQuest Energy, Inc., and Macquarie Bank Limited, as administrative agent for the lenders.

             99.1     Press Release dated October 14, 2004.
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